As filed with the Securities and Exchange Commission on February 26, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 26, 2004 (February 26, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

MEDAREX, INC.

FOR

CURRENT REPORT ON FORM 8-K

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Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number
99.1	Press Release issued February 26, 2004

Item 12. “Disclosure of Results of Operations and Financial Condition.”

The following information is furnished pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition.”

On February 26, 2004, Medarex, Inc. issued a press release to report the company’s financial results for the year and quarter ended December 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1. No additional information is included in this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: February 26, 2004	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Press Release issued February 26, 2004

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